AMAG Pharmaceuticals First Quarter 2020 Financial Results May 11, 2020 © 2020 AMAG Pharmaceuticals, Inc. All rights reserved 1

Forward-Looking Statements This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, expectations that AMAG can return to adjusted EBITDA positive in 2020; anticipated impacts from the workforce reduction and planned divestiture of Intrarosa and Vyleesi, including that 2020 operating expenses can be reduced more than $100 million relative to 2019; the possibility of additional growth opportunities for Feraheme; beliefs that strong markets exist for Feraheme and Makena, and believes about market share; the impacts of COVID‐19 on patient access and revenues, including signs of stabilization; beliefs about risk mitigation plans; and AMAG’s 2020 goals, including plans regarding the divestiture of Intrarosa and Vyleesi, to drive Feraheme growth, to engage with the FDA in an effort to maintain patient access to Makena, to advance clinical programs, to pursue ex‐ U.S. opportunities and to reach adjusted EBITDA positive in 2020 despite COVID‐19, are forward‐looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward‐looking statements. Such risks and uncertainties include, among others, risks and uncertainties related to the scale and scope of the COVID‐19 pandemic and its impact on AMAG’s revenues and operations, including clinical trials, as well as COVID‐19’s impact on AMAG’s business partners, healthcare providers, patients, employees and the health care industry and worldwide economies generally, risks related to efforts to streamline the business, including the workforce reduction and the planned divestiture of Intrarosa and Vyleesi, including any unintended consequences from such efforts and AMAG’s ability to successfully achieve the expected benefits of such initiatives in a timely manner, or at all, as well as those risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on Form 10‐K for the year ended December 31, 2019, its Current Reports on Form 8‐K, its Quarterly Reports on Form 10‐Q, including for the quarter ended March 31, 2020, and in any subsequent filings with the SEC , which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward‐looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward‐looking statements. AMAG Pharmaceuticals®, the logo and designs, Feraheme® and Vyleesi ® are registered trademarks of AMAG Pharmaceuticals, Inc. Makena® is a registered trademark of AMAG Pharma USA, Inc. Intrarosa® is a registered trademark of Endoceutics, Inc. Other trademarks referred to in this report are the property of their respective owners. © 2020 AMAG Pharmaceuticals, Inc. All rights reserved 2

1 Introduction of AMAG's New CEO 2 Managing Through COVID‐19 and Beyond AGENDA 3 Commercial Update 4 Financial Results 5 2020 Goals / Q&A © 2020 AMAG Pharmaceuticals, Inc. All rights reserved 3

Scott Myers: AMAG President and Chief Executive Officer • Most recently served as Chairman and CEO of Rainier Therapeutics, a clinical‐stage biotechnology company focused on metastatic bladder cancer • Previously served as CEO, President and as a director of Cascadian Therapeutics Inc. (CASC) – Tukysa® (tucatinib) now with Seattle Genetics, in combination for treatment for HER2+ metastatic breast cancer in patients with and without brain metastases • Independent Director: Harpoon Therapeutics (HARP) and Selecta Biosciences (SELB) • Experienced in leading transformations that maximized growth and delivered significant long‐term value © 2020 AMAG Pharmaceuticals, Inc. All rights reserved 4

Executing the Strategy in a COVID-19 Environment

In the process of right-sizing the organization for the future

Restructured organization to reflect the planned divestiture of Intrarosa® and Vyleesi® and the impact of COVID-19

Anticipated reduction in annual operating expenses

>$100M in 2020
relative to 2019

Workforce impacted

~30% | **~140** Positions

Continued focus on HemOnc and Maternal Health

Strong markets still exist for Feraheme® and Makena®

Feraheme®
HEMATOLOGY

Makena®
MATERNAL HEALTH

Exploring additional opportunities for growth

Management remains committed to the goal of returning AMAG to adjusted EBITDA positive in 2020

© 2020 AMAG Pharmaceuticals, Inc. All rights reserved

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Commercial Update

Core Value Drivers: Feraheme and Makena

- Q1-2020 revenue growth of +11% over Q1-2019
- Average market share of 17.2% in Q1-2020 vs. 16.2% in Q1-2019[1]


FIRST QUARTER REVENUE
Feraheme
$40.0
$44.4
Q1-2019
Q1-2020
Makena
$31.3
$21.8
Q1-2019
Q1-2020

- Q1-2020 revenue of $21.8M was $3.8M below Q4-2019 revenue
- Average market share of 62% in the first full quarter post the AdCom meeting[1]

COVID-19

- Product volumes impacted during COVID-19 as patient visits to HCPs declined[2]
- Evolving promotional efforts to support health care providers and patients during pandemic
- Indications of stabilization observed in recent weeks[3]

[1] AMAG estimates market share and market growth using IQVIA data and internal analytics. [2] Source: IQVIA: Medical Claims Data Analysis, 2020; Baseline = Average of TH visits for period W/E 1/10/2020-2/28/2020. [3] Source: April MCC enrollment data, April Feraheme 867 outflow data.

© 2020 AMAG Pharmaceuticals, Inc. All rights reserved

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First Quarter Financial Results1 $M Q1-2020 Q1-2019 Feraheme $44.4 $40.0 • Revenues Makena 21.8 31.3 – Feraheme revenue up 11% over Q1‐2019 Intrarosa 3.2 4.4 – Makena revenue stable post FDA Advisory Committee Other (0.7) 0.1 meeting in Q4‐2019 Total revenues $68.7 $75.8 • Operating Costs and Expenses Cost of product sales $24.3 $18.4 – Excluding one‐time costs, total costs and expenses Research and development 11.2 18.1 decreased by approximately 20% Acquired in‐process research and development ‐‐ 74.9 – SG&A lower due to planned decreases in spending Selling, general and administrative 52.7 74.7 related to marketing for women’s health products, particularly Intrarosa Restructuring ‐‐ 7.4 – R&D lower primarily due to lower costs Total costs and expenses $88.2 $193.5 for Vyleesi following its FDA approval in June 2019 GAAP operating loss ($19.6) ($117.7) • Adjusted EBITDA loss significantly lower as strategy to become profitable is implemented Non-GAAP adjusted EBITDA ($5.5) ($26.6) 1 See slide 13 for a reconciliation of GAAP to non‐GAAP financial results. © 2020 AMAG Pharmaceuticals, Inc. All rights reserved 7

Withdrawing 2020 Financial Guidance • COVID‐19 is adversely impacting patient access to AMAG’s products Previously Issued Financial Guidance – Patient visits have declined significantly in recent weeks ($M) 2020 Financial Guidance – Impact on products could continue into 2H‐2020 Total revenue $230 ‐ $280 • Duration of pandemic, magnitude of its economic impact and subsequent speed of recovery are Operating loss $2 ‐$32 unknown – Given the uncertainty, unable to forecast with Adjusted EBITDA $20 ‐ $50 reasonable accuracy • Expense management is in focus to offset lower topline revenue © 2020 AMAG Pharmaceuticals, Inc. All rights reserved 8

AMAG Remains Committed to Our Customers and Their Patients Products Remain Available; Clinical Trials Impacted All products Supply chain at this time has • Continue to closely monitor suppliers and supply levels currently remain not been materially affected • Risk mitigation plans in place to minimize any potential available to patients by COVID‐19 supply interruption • Hospital‐based trial with all sites pausing new patient AMAG-423 enrollment COVID-19 has Phase 2b/3a clinical trial • Company has paused initiation of new sites adversely impacted current development Ciraparantag • Continue to work with FDA to initiate trial in 2020 timelines Phase 2b trial in healthy • Planned clinical trial sites currently closed due to COVID‐19 volunteers AMAG is committed to the health and safety of its employees, patients, healthcare providers, business partners and communities © 2020 AMAG Pharmaceuticals, Inc. All rights reserved 9

2020 Goals GOAL STATUS Complete successful CEO transition Complete Divest Intrarosa and Vyleesi to align with new strategic direction Negotiations ongoing; update planned by the end of Q2‐2020 Drive continued Feraheme growth Sales and Medical Affairs teams engaged during COVID‐19 pandemic Maintain patient access to Makena Ongoing efforts with FDA to support continued availability of Makena to patients Advance ciraparantag and AMAG-423 development programs Clinical programs delayed due to COVID‐19 Pursue ex-U.S. portfolio partnering opportunities Pursuing territory licensing of key assets Reach adjusted EBITDA positive Despite COVID‐19, manage business to achieve profitability in 2020 Complete © 2020 AMAG Pharmaceuticals, Inc. All rights reserved 10

AMAG Pharmaceuticals Q&A © 2019 AMAG Pharmaceuticals, Inc. All© rights 2020 reservedAMAG Pharmaceuticals, Inc. All rights reserved 11

Appendix 12

Reconciliation of GAAP to Non-GAAP Preliminary Financial Results ($M) Q1-2020 Q1-2019 GAAP operating loss ($19.6) ($117.7) Depreciation and intangible asset amortization 10.3 4.4 Stock‐based compensation 3.8 4.2 Restructuring ‐‐ 7.4 Acquired IPR&D ‐‐ 74.9 Acquisition‐related costs ‐‐ 0.2 Non-GAAP adjusted EBITDA ($5.5) ($26.6) APPENDIX © 2020 AMAG Pharmaceuticals, Inc. All rights reserved 13

AMAG Pharmaceuticals First Quarter 2020 Financial Results May 11, 2020 © 2019 AMAG Pharmaceuticals, Inc. All© rights 2020 reservedAMAG Pharmaceuticals, Inc. All rights reserved 14